PROSPECTUS
                                                                    JULY 1, 1999
CHECK
INVESTMENT TRUST

PROSPECTUS

CHECK VALUE FUND

This Prospectus has information you should know before you invest. Please read it carefully and retain it with your investment records.

These Securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                    July 1, 1999

                                CHECK VALUE FUND

                                 A SERIES OF THE
                             CHECK INVESTMENT TRUST
                          312 WALNUT STREET, 21ST FLOOR
                           CINCINNATI, OHIO 45202-4094

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     Check  Investment Trust currently offers one series of shares to investors, the CHECK VALUE FUND (the "Fund").

     The  Fund's   investment   objective  is  to  provide   long-term   capital
appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks.

     Check Capital Management Inc. (the "Adviser"), 575 Anton Boulevard, Suite 510, Costa Mesa, California 92626, manages the Fund's investments. The Adviser is an independent investment- advisory firm that has advised individual and institutional clients since 1987.

     This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

TABLE OF CONTENTS

Summary of Fund Objectives,................................................
  Strategies and Risks
Fees and Expenses..........................................................
Investment Strategies and
  Risk Considerations......................................................
How to Purchase Shares.....................................................
How to Redeem Shares.......................................................
Shareholder Services.......................................................
Dividends and Distributions................................................
Taxes......................................................................
Operation of the Fund......................................................
Calculation of Share Price.................................................

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FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:

NATIONWIDE (TOLL-FREE) . . . . . . . . . . . . . . . 800-404-7912

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

SUMMARY OF FUND OBJECTIVES, STRATEGIES AND RISKS

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Check Value Fund seeks to provide long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Check Value Fund invests primarily in the common stocks of companies that have a history of growth, strong competitive positions in their markets and experienced, capable management. Before investing in the stock of any business, the Adviser first estimates the worth, or intrinsic value, of the business. Based upon the intrinsic value, a purchase price is determined. The Adviser believes the stock market, with its inherent volatility, irrationally underprices companies on a periodic basis. The Adviser attempts to take advantage of such opportunities and purchase proven growth stocks at undervalued prices.

     The Fund will invest primarily in large to mid cap companies; however, the Fund reserves the right to invest in any size of company.

     The Fund also may invest its assets in the equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Merger arbitrage is an investment approach generally designed to profit from the successful completion of such transactions. The Fund will sell stocks short primarily in its merger arbitrage investments. The Adviser considers the merger arbitrage investment to be less volatile than normal stock purchases.

     The Fund may borrow money to purchase securities in attempting to achieve its investment objective. The Fund will use borrowing when the Adviser believes that certain securities are undervalued to the extent that their appreciation in value will show a positive return after the debt is repaid.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As result, there is a risk that you may lose money by investing in the Fund.

     The Fund is non-diversified and, as such, it has the option of committing a larger portion of its assets to individual securities when investment opportunities arise. If the price of one or more of these securities should decrease, it would have a greater impact on the Fund's share price than on a diversified fund.

     The Fund, at any given time, may have a significant portion (less than 25%) of its assets in a particular industry and other closely related industries. When the Fund invests in a particular industry and other closely related industries, the Fund may be subjected to greater risk because any movements may expose you to above average financial and market risk.

     The principal risk associated with the merger arbitrage investment approach is that the Fund invests in a proposed reorganization that is renegotiated or terminated, which could result in a loss to the Fund.

     The Fund may borrow money, which increases the potential for gain or loss on the Fund's portfolio securities. Therefore, if employed, borrowing will increase the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as "leverage".

     Further risks associated with an investment in the Fund include the Fund's ability to sell stocks short. Positions in shorted securities have the potential for greater losses than long positions (purchases) in stocks. The loss on a stock purchased is limited to the amount paid for the stock plus transaction costs, while a stock sold short has no such limit. Therefore, in theory, stocks sold short have unlimited risk. In addition, short selling is used in the Fund's merger arbitrage investments. The primary purpose of the short sale is to protect against a decline in the market value of the acquiring companies securities prior to the acquisition's completion. However, should the acquisition be called off or not completed, the Fund may realize a loss on both its long position in the target company's shares and its short position in the acquirer's securities.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases . . . . . . . . . . . .  None
Sales Load Imposed on Reinvested Dividends. . . . . . .  None
Redemption Fee . . . .. . . . . . . . . . . . . . . . .  None*

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)

     Management Fees . . . . . . . . . . . . . . . . 1.00%
     Distribution (12b-1) Fees . . . . . . . . . . .  None
     Estimated Other Expenses. . . . . . . . . . . .  .60%
                                                     -----
     Total Annual Fund Operating Expenses. . . . . . 1.60%(1)
                                                     =====
     Fee Waiver and Expense Reimbursement. . . . . . 1.60%(2)
                                                     =====
     Net Expenses. . . . . . . . . . . . . . . . . . 0.00%(2)
                                                     =====

(1)  This table represents estimated Gross Expenses

(2) Pursuant to a written contract between the Adviser and the Fund, the Adviser will waive all management fees and reimburse other expenses (excluding brokerage, taxes, borrowing and extraordinary expenses) to maintain "Total Annual Fund Operating Expenses" of the Fund at 0.00% of its average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through June 30, 2000.

EXAMPLE:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year               3 Years
                           ------               -------
                             $0                  $342

INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

     The Check Investment Trust (the "Trust") has one fund, the Check Value Fund. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders. Unless otherwise indicated, all investment practices and limitations of the Fund are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.


     PRINCIPAL INVESTMENT STRATEGIES. In selecting stocks for the Fund, the Adviser primarily selects as candidates those companies that have a history of growth, strong competive positions in their markets and experienced, capable management. The Adviser considers shares of stock to be part-ownership in a business and believes the most intelligent investing is businesslike investing. By purchasing proven growth companies at a significant discount to intrinsic value, the Adviser believes it can generate attractive returns.

     Although the Fund invests primarily in common stocks, the Fund may also invest in securities convertible into common stock, such as convertible preferred stocks and bonds.

     The Fund may borrow money in an amount not exceeding 33.3% of the Fund's total assets. The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

     The Fund may invest its assets in the equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Merger arbitrage is an investment approach generally designed to profit from the successful completion of such transactions. The most common arbitrage activity involves purchasing the shares of the announced acquisition target at a discount to their expected value upon completion of the acquisition. In determining which transactions are best for the Fund's merger arbitrage investments, the Adviser considers: (1) only securities in which a reorganization is publicly announced;
(2) only proposed transactions that have a high probability of successful completion - in assessing the likelihood of completion of the transaction, the Adviser analyzes the financial resources, strategic motivation and the credibility of the participants.

     The Fund may sell stocks short. In a short sale, the Fund sells stock it does not own and makes delivery with securities borrowed from a broker. The Fund then becomes obligated to replace the borrowed security by purchasing the stock at the market price prior to the time of replacement. This price may be more or less than the price at which the stock was sold by the Fund. Until the stock is replaced, the Fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Fund may be required to pay a premium that would increase the cost of the stock sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     It is the intention of the Adviser to use short selling to reduce the risk associated with the Fund's merger arbitrage investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. Short sales will be made with the intention of later closing out ("covering") the short position with securities of the acquiring company received upon completion of the acquisition. The primary purpose of the short sale is to protect against a decline in the market value of the acquiring companies securities prior to the acquisition's completion.

     When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold all or a portion of its assets in cash or cash equivalents or in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies, or repurchase agreements. The Fund may not achieve its investment objective during periods when the Fund has taken such a temporary defensive position.

     The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

     RISK CONSIDERATIONS. The Fund is designed for investors who are investing for the long term and it is not intended for investors seeking assured income. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

     The Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

     If the Adviser invests a significant portion of its assets in a particular industry and other closely related industries, the Fund is subject to greater risk because any movements may expose your investment to greater than average financial and market risk.

     Because the Fund normally invests most of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

     The Fund may borrow money which magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund.

     The principal risk associated with the Fund's merger arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

     When the Fund engages in short selling activities, its short positions are more risky than long positions, which are purchases in stocks. Short selling will be used in the Fund's merger arbitrage investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. Short sales will be made with the intention of later closing out ("covering") the short position with securities of the acquiring company received upon completion of the acquisition. The primary purpose of the short sale is to protect against a decline in the market value of the acquiring companies securities prior to the acquisition's completion. However, should the acquisition be called off or not completed, the Fund may realize a loss on both its long position in the target company's shares and its short position in the acquirer's securities.

HOW TO PURCHASE SHARES

     Your initial investment in the Fund ordinarily must be at least $5,000 ($2,000 for an IRA). The Trust may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Trust's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

     INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Check Value Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Check Value Fund". An account application is included in this Prospectus.

     The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the right to limit the amount of investments and to refuse to sell to any person.

     You should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

     If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

     INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-404-7912) for instructions. You should be prepared to provide to us by mail or facsimile, a completed account application with your signature.

     Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Check Value, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Check Value Fund". Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. Unless you are participating in the Automatic Investment Plan, all additional investments must be $1000 or more.

HOW TO REDEEM SHARES

     You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

     BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

     Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

     THROUGH BROKER-DEALERS. You may also redeem shares of the Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

     ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application, and you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

     At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $5,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

SHAREHOLDER SERVICES

     Contact the Transfer Agent (Nationwide call 800-404-7912) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------

     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

     Tax-Deferred Retirement Plans
     -----------------------------

     Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals
     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

     Direct Deposit Plans
     --------------------

     Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

     Automatic Investment Plan
     -------------------------

     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

DIVIDENDS AND DISTRIBUTIONS

     The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option -    income  distributions and capital gains distributions paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

     The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

     Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

     Redemptions of shares of the Fund is a taxable event on which a shareholder may realize a gain or loss. An exchange of the Fund's shares for shares of another fund, where available, will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

     The Fund will mail you a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

OPERATION OF THE FUND

     The Fund is a non-diversified series of the Check Investment Trust, an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

     The Trust retains Check Capital Management Inc., 575 Anton Boulevard, Suite 510, Costa Mesa, California 92626 (the

"Adviser"), to manage the Fund's investments. The Adviser is an independent investment counsel firm that has advised individual and institutional clients since 1987. The Adviser has not previously provided investment advisory services to a registered investment company. The Fund pays the Adviser a fee at the annual rate of 1.00% of the average value of its daily net assets.

     Steven G. Check and Peter W. Hughes will be primarily responsible for managing the Fund's portfolio. Mr. Check founded the Adviser in 1987 and serves as its President and Chief Investment Officer. Mr. Hughes is a Portfolio Manager of the Adviser. Prior to joining the Adviser in 1998, Mr. Hughes was a Position Control Analyst with Utilicorp United from 1995 to 1997 and an auditor with Arthur Andersen LLP from 1994 to 1995.

     CW Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Distributor"), serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The Distributor is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Fund could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Fund's Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Fund's service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely complaint. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Fund to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision process, companies in which the Fund invests may experience Year 2000 difficulties and the Fund is unable to predict to what extent the Year 2000 issue will impact the value of those securities.

CALCULATION OF SHARE PRICE

     On each day that the Trust is open for business, the share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

     Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

CHECK INVESTMENT TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-404-7912
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Steven G. Check
Peter W. Hughes
Eric A. Cha
James F. Lineback
James A. Schmiesing

INVESTMENT ADVISER
CHECK CAPITAL MANAGEMENT INC.
575 Anton Boulevard, Suite 510
Costa Mesa, California  92626

DISTRIBUTOR
CW FUND DISTRIBUTORS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 800-404-7912 (press option 3)

Rate Line
---------
Nationwide: (Toll-Free) 800-404-7912 (press option 2)

     Additional information about the Fund is included in the Statement of Additional Information ("SAI") dated July 1, 1999 and which is incorporated by reference in its entirety. To obtain a free copy of the SAI or other information about the Fund, or to make inquiries about the Fund, please call toll-free nationwide 800-404-7912.

     Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund is available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-09307

                       STATEMENT OF ADDITIONAL INFORMATION

                                CHECK VALUE FUND

                                  July 1, 1999

                                   A series of
                             CHECK INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-404-7912


                                TABLE OF CONTENTS
                                -----------------

INVESTMENT OBJECTIVE AND POLICIES..............................................2
DESCRIPTION OF BOND RATINGS....................................................6
INVESTMENT LIMITATIONS.........................................................7
TRUSTEES AND OFFICERS..........................................................8
INVESTMENT ADVISER............................................................10
ADMINISTRATOR.................................................................11
OTHER SERVICES................................................................12
BROKERAGE.....................................................................12
REDEMPTIONS IN KIND...........................................................13
TRANSFER OF REGISTRATION......................................................13
PURCHASE OF SHARES............................................................13
REDEMPTION OF SHARES..........................................................14
NET ASSET VALUE DETERMINATION.................................................14
ADDITIONAL TAX INFORMATION....................................................15
DESCRIPTION OF THE TRUST......................................................16
CALCULATION OF PERFORMANCE DATA...............................................16
FINANCIAL STATEMENTS AND REPORTS..............................................18

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Check Value Fund (the "Fund") dated July 1, 1999. The Prospectus may be obtained at no charge by contacting the Fund, at the address and phone number shown above.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

     OPTIONS. The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may purchase put or call options. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may purchase and sell options listed on an exchange or in the over-the-counter market. The Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 25% of the Fund's net assets would be invested in illiquid securities.

STOCK INDEX FUTURES CONTRACTS. The Fund may enter into S&P Index (or other major market index) futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of stock values in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund's hedging may include the purchase of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increase in stocks prices. When selling Futures Contracts, the Fund will segregate cash assets to cover any related liability.

The Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

The Fund will not enter into a Futures Contract if, as a result thereof, more than 25% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

LOANS OF  PORTFOLIO  SECURITIES.  The Fund  may  lend its  portfolio  securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

DESCRIPTION OF DEBT INSTRUMENTS AND CASH EQUIVALENTS. Debt instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Debt instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The Fund will normally be invested in equities, although the percentage of its assets fully invested in equities may vary based on market and economic conditions. The Fund may invest a portion of its assets in fixed-income securities, including corporate debt securities and U.S. Government Securities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in money market instruments. When the Fund invests in money market instruments, it is not pursuing its investment objective. Under normal circumstances, however, the

Fund may invest in money market instruments or repurchase agreements as described in the Prospectus. When the Fund invests in fixed-income securities or money market instruments, it will limit itself to debt securities within the rating categories described below or, if unrated, of equivalent quality.

The Fund may invest in preferred stocks and bonds without regard to quality ratings assigned by rating organizations such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"). Lower-rated securities (commonly called "junk bonds"), i.e. securities rated below Baa by Moody's or below BBB by S&P, or the equivalent, will have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because lower-rated securities have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such securities and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated securities may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, or purchase securities on margin except that it may do so if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Purchase more than 25% of the outstanding voting securities or any class of securities of any one issuer;

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.

(5) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 15% of the Fund's net assets);

(7) Write, purchase or sell commodities, commodities contracts or related options;

(8) The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation(limitation number 1, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of The Check Investment Trust (the "Trust"), their present position with the Trust, age, principal occupation during the past 5 years and their estimated compensation from the Trust.

Name, Age Position With Trust   Occupation for the Last         Estimated Compensation
and Current Address                     5 Years                     From the Trust
-----------------------------   -----------------------         ----------------------
*Steven G. Check  (37)          President, Check Capital                None
President and Trustee           Management Inc.
575 Anton Boulevard             (the "Adviser")
Suite 510
Costa Mesa, CA

*Peter Hughes(27)               Auditor, Arthur Andersen                None
Trustee                         LLP., Control Analyst,
575 Anton Boulevard             Utilicorp United, Equity
Suite 510                       Analyst, Check Capital
Costa Mesa, CA                  Management Inc.

Eric A. Cha(41)                 Architect, CL Architects                $1000
Trustee
3807 Wilshire Bl.
Suite 1226
Los Angeles, CA 90010

James F. Lineback(51)           Staff Physcian, Pacific                 $1000
Trustee                         Health Services
2100 N. Main Street
Santa Ana, CA 92706

James A. Schmiesing(61)         Attorney, Schmiesing &                  $1000
Trustee                         Blied, a Law Corporation
19712 MacArthur Blvd
Suite 210
Irvine, CA 92612

Robert L. Bennett(57)           First Vice President and                None
Treasurer                       Chief Operations Officer,
312 Walnut Street               Countrywide Fund Services,
Suite 2100                      Inc., Chief Operations Officer,
Cincinnati, OH 45202            The Calvert Group

Wade R. Bridge(30)              Counsel, Countrywide Fund               None
Secretary                       Services, Inc, Attorney, KHEAA
312 Walnut Street
Suite 2100
Cincinnati, OH 45202

*Indicates that Trustee is an "interested person" for purposes of the 1940 Act.

Messrs. Cha, Lineback and Schmiesing constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Trustees have not appointed a compensation committee or a nominating committee.

                               INVESTMENT ADVISER

Check Capital Management Inc. (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until July 1, 2001 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets.

The Adviser, organized as a California corporation in 1987, is controlled by Steven G. Check by virtue of his ownership of 100% of the outstanding shares of the Adviser. Mr. Check is deemed to be an affiliate of the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as Adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives for such services a fee payable monthly at an annual rate of $25 per account. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

The Administrator has also been retained to provide administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of .150% of the average value of its daily net assets up to $25 million; .125% of the next $25 million; and .100% of such assets in excess of $50 million, subject to a minimum monthly fee of $2000.

The Administrator also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties, the Fund pays the Administrator a monthly fee in accordance with the following schedule: $2,500 per month for average monthly assets up to $100,000,000, $3,500 per month for average monthly assets from $100,000,000 to $200,000,000, $4,500 per month for average monthly assets from $200,000,000 to $300,000,000, and $5,500 per month for average monthly assets over $300,000,000. There is also a
 .001% pricing charge for assets over $300,000,000.

                                 OTHER SERVICES

The firm of Arthur Andersen LLP has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is The Fifth Third Bank N.A. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's fixed-income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition, respectively.

                               REDEMPTIONS IN KIND

The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.

                            TRANSFER OF REGISTRATION

To transfer shares to another owner, send a written request to the Administrator at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and
(5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next business day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Christmas and any other day the New York Stock Exchange may close. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            DESCRIPTION OF THE TRUST

The Trust was organized as a Ohio business trust pursuant to an Agreement and Declaration of Trust. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least a majority of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's Custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula

                                        n
                                  P(l+T)  = ERV.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

The Fund may also disclose from time to time information about IRAs and the benefits of IRAs, including the potential tax deduction and tax-deferred growth. The Fund may also provide examples of the accumulated amounts that would be available in an IRA with specified contributions over a specified amount of time with a specified annual return. For example, a $2,000 IRA contribution each year for 30 years earning a 10% average annual return would be worth approximately $360,000 at the end of 30 years. Such examples will be used for illustration purposes only and will not be indicative of past or future performance of the Fund.

                       STATEMENT OF ASSETS AND LIABILITIES

The Fund's Statement of Assets and Liabilities as of June 22, 1999, which has been audited by Arthur Andersen is attached to this Statement of Additional Information.

CHECK INVESTMENT TRUST
CHECK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 22, 1999
--------------------------------------------------------------------------------
ASSETS
Cash                                                                 $  100,000
                                                                     ----------

NET ASSETS                                                           $  100,000
                                                                     ==========

SHARES OF BENEFICIAL INTEREST OUTSTANDING (UNLIMITED                 $   10,000
                                                                     ==========
  NUMBER OF SHARES AUTHORIZED, NO PAR VALUE)

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE                                                          $    10.00
                                                                     ==========

         The accompanying notes are an integral part of this statement.

                             CHECK INVESTMENT TRUST

                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

                               AS OF JUNE 22, 1999


(1) The CHECK VALUE FUND (the Fund) is a non-diversified series of the CHECK INVESTMENT TRUST, an open-end management investment company organized as an Ohio business trust under a Declaration of Trust dated March 4, 1999. On June 22, 1999, 10,000 shares of the Fund were issued for cash at $10.00 per share. The Fund has had no operations except for the initial issuance of shares.

(2) Expenses incurred in connection with the organization of the Fund and the initial offering of shares have been or will be paid by Check Capital Management, Inc. (the Adviser). The Adviser has permanently waived any reimbursement of organization expenses associated with the initial offering of shares. As of June 22, 1999, al outstanding shares of the Fund were held by the Adviser, who purchased these initial shares in order to provide the Trust with its required capital.

(3) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Investment Advisory Agreement, the Underwriting Agreement, the Administration Agreement, the Accounting Services Agreement, the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

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                               ARTHUR ANDERSEN LLP

                    Report of Independent Public Accountants


To the Trustees and Shareholder of
   The Check Value Fund of Check Investment Trust:

     We have audited the accompanying statement of assets and liabilities of the Check Value Fund of Check Investment Trust as of June 22, 1999. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Check Value Fund of Check Investment Trust as of June 22, 1999 in conformity with generally accepted accounting principles.


                                                           Arthur Andersen LLP


Cincinnati, Ohio
  June 24, 1999